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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 23, 1997

               Prudential Securities Secured Financing Corporation
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                333-16511                13-3526694
-----------------------------   --------------     -----------------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)          File Number)           Identification No.)


   One New York Plaza
    New York, New York                              10292
  (Address of Principal                   --------------------------
   Executive Offices)                            (Zip Code)

        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
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          (Former name or former address, if changed since last report)


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

   Item 5. Other Events

     In connection with the offering of Emergent Home Equity Loan Trust 1997-1, Emergent Home Equity Loan Pass- Through Certificates, Series 1997-1, described in a Prospectus Supplement dated as of March 21, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

   Item 7. Financial Statements, Pro Forma Financial
           Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PRUDENTIAL SECURITIES SECURED FINANCING
                           CORPORATION
                                    as Depositor and on behalf of Emergent
                                    Home Equity Loan Trust 1997-1
                           Registrant


                                      By: /s/ Norman Chaleff
                                          ---------------------------------
                                          Name:  Norman Chaleff
                                          Title: Vice President

Dated:  March 23, 1997

                                  EXHIBIT INDEX

Exhibit No.                   Description                     Page No.
-----------                   -----------                     --------

99.1                          Related Computational               6
                              Materials (as defined
                              in Item 5 above).